UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                October 25, 2005

Morgan Stanley ABS Capital I Inc. (as Depositor under the Pooling and Servicing Agreement, dated as of May 1, 2005 providing for the issuance of IXIS Real Estate Mortgage Capital Trust 2005-HE2 Mortgage Pass-Through Certificates, Series 2005-HE2)

                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)


           Delaware                333-121914-01              13-3939229
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                              1585 Broadway, 2nd Floor
                               New York, NY 10036
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212)761-4000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of IXIS Real Estate Mortgage Capital Trust 2005-HE2 Mortgage Pass-Through Certificates, Series 2005-HE2 pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2005 among Morgan Stanley ABS Capital I Inc., as Depositor, Countrywide Home Loans Servicing LP, as Servicer, IXIS Real Estate Capital Inc., as Unaffiliated Seller, Deutsche Bank National Trust Company, as Custodian, and JPMorgan Chase Bank, N.A., as Trustee.

  On October 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        IXIS Real Estate Mortgage Capital Trust 2005-HE2
        Mortgage Pass-Through Certificates,  Series 2005-HE2

                       JPMORGAN CHASE BANK,N.A., not in its individual capacity but solely as Trustee under the Agreement referred to herein

                 By: /s/  Thomas Venusti
                          --------------------------------------------
                          Thomas Venusti
                          Assistant Vice President

Date: October 27, 2005

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         October 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2005


                      IXIS Real Estate Capital Trust 2005-HE2
                         Statement To Certificateholders
                                October 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       255,000,000.00    185,069,396.48   22,770,760.59      582,917.19   23,353,677.78     0.00         0.00      162,298,635.89
A2       175,000,000.00    175,000,000.00            0.00      561,069.44      561,069.44     0.00         0.00      175,000,000.00
A3        70,000,000.00     70,000,000.00            0.00      228,375.00      228,375.00     0.00         0.00       70,000,000.00
A4       109,858,000.00    109,858,000.00            0.00      369,031.33      369,031.33     0.00         0.00      109,858,000.00
AMZ       95,020,000.00     84,124,339.14    3,547,838.47      277,166.33    3,825,004.80     0.00         0.00       80,576,500.67
M1        28,938,000.00     28,938,000.00            0.00       99,305.57       99,305.57     0.00         0.00       28,938,000.00
M2        15,980,000.00     15,980,000.00            0.00       55,095.49       55,095.49     0.00         0.00       15,980,000.00
M3        12,958,000.00     12,958,000.00            0.00       44,989.46       44,989.46     0.00         0.00       12,958,000.00
M4        22,891,000.00     22,891,000.00            0.00       82,057.88       82,057.88     0.00         0.00       22,891,000.00
M5        12,957,000.00     12,957,000.00            0.00       46,760.37       46,760.37     0.00         0.00       12,957,000.00
M6        11,230,000.00     11,230,000.00            0.00       40,889.68       40,889.68     0.00         0.00       11,230,000.00
B1        13,389,000.00     13,389,000.00            0.00       54,251.48       54,251.48     0.00         0.00       13,389,000.00
B2         8,638,000.00      8,638,000.00            0.00       35,696.54       35,696.54     0.00         0.00        8,638,000.00
B3         9,503,000.00      9,503,000.00            0.00       42,715.99       42,715.99     0.00         0.00        9,503,000.00
B4         8,638,000.00      8,638,000.00            0.00       51,004.99       51,004.99     0.00         0.00        8,638,000.00
P                100.00            100.00            0.00      535,249.55      535,249.55     0.00         0.00              100.00
R                  0.00              0.00            0.00            0.00            0.00     0.00         0.00                0.00
TOTALS   850,000,100.00    769,173,835.62   26,318,599.06    3,106,576.29   29,425,175.35     0.00         0.00      742,855,236.56

X         13,821,138.00     13,821,138.00            0.00    1,973,856.33    1,973,856.33     0.00         0.00       13,755,020.17
-----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Current
                         Beginning                                                       Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
A1        45071KBD5       725.76233914    89.29710035      2.28594976      91.58305012      636.46523878        A1       3.910000 %
A2        45071KBE3     1,000.00000000     0.00000000      3.20611109       3.20611109    1,000.00000000        A2       3.980000 %
A3        45071KBF0     1,000.00000000     0.00000000      3.26250000       3.26250000    1,000.00000000        A3       4.050000 %
A4        45071KBG8     1,000.00000000     0.00000000      3.35916665       3.35916665    1,000.00000000        A4       4.170000 %
AMZ       45071KBH6       885.33297348    37.33780751      2.91692623      40.25473374      847.99516597        AMZ      4.090000 %
M1        45071KBJ2     1,000.00000000     0.00000000      3.43166667       3.43166667    1,000.00000000        M1       4.260000 %
M2        45071KBK9     1,000.00000000     0.00000000      3.44777785       3.44777785    1,000.00000000        M2       4.280000 %
M3        45071KBL7     1,000.00000000     0.00000000      3.47194474       3.47194474    1,000.00000000        M3       4.310000 %
M4        45071KBM5     1,000.00000000     0.00000000      3.58472238       3.58472238    1,000.00000000        M4       4.450000 %
M5        45071KBN3     1,000.00000000     0.00000000      3.60888863       3.60888863    1,000.00000000        M5       4.480000 %
M6        45071KBP8     1,000.00000000     0.00000000      3.64111131       3.64111131    1,000.00000000        M6       4.520000 %
B1        45071KBQ6     1,000.00000000     0.00000000      4.05194413       4.05194413    1,000.00000000        B1       5.030000 %
B2        45071KBR4     1,000.00000000     0.00000000      4.13250058       4.13250058    1,000.00000000        B2       5.130000 %
B3        45071KBS2     1,000.00000000     0.00000000      4.49500053       4.49500053    1,000.00000000        B3       5.580000 %
B4        45071KBT0     1,000.00000000     0.00000000      5.90472216       5.90472216    1,000.00000000        B4       7.206653 %
P         N/A           1,000.00000000     0.00000000          ######             ####    1,000.00000000        P        0.000000 %
TOTALS                    904.91028839    30.96305407      3.65479521      34.61784928      873.94723431

X         N/A           1,000.00000000     0.00000000    142.81431312     142.81431312      995.21618046        X        0.000000 %
-----------------------------------------------------------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                        Email: Belen.Bautista@chase.com
                     ---------------------------------------

Sec. 4.03 Subordinated Amount                                                                                13,755,020.17
Sec. 4.03 Specified Subordinated Amount                                                                      13,821,138.21
Sec. 4.03 Subordinated  Deficiency Amount                                                                        66,118.04
Sec. 4.03 Overcollateralization Release Amount                                                                        0.00
Sec. 4.03 Monthly Excess Interest                                                                             1,974,714.62
Sec. 4.03 Monthly Excess Cash Flow Amount                                                                     1,974,714.62
Sec. 4.03 Extra Principal Distribution Amount                                                                         0.00

Sec. 4.03 Trustee Fee                                                                                             1,304.88
Sec. 4.03 Servicing Fee                                                                                         326,220.31

Sec. 4.03 Current Advances                                                                                    2,206,660.33

Sec. 4.03(vi) Ending Collateral Balance                                                                     756,610,156.73


Sec. 4.03 Total Beginning Number of Loans                                                                         4,755.00
Sec. 4.03 Total Ending Number of Loans                                                                            4,623.00

Sec. 4.03  Weighted Average Gross Mortgage Rate Entire Deal                                                     7.468432 %

Sec. 4.03 Weighted Average Net Mortgage Rate Entire Deal                                                        6.966432 %

Sec. 4.03 Weighted Average Term to Maturity                                                                         346.00

Sec. 4.03 Delinquencies

Sec. 4.03 Number of Loans 31 Days Delinquent                                                                        112.00
Sec. 4.03 Balance of Loans 31 Days Delinquent                                                                14,981,171.81
Sec. 4.03 Number of Loans 61 Days Delinquent                                                                         29.00
Sec. 4.03 Balance of Loans 61 Days Delinquent                                                                 4,902,038.59
Sec. 4.03 Number of Loans 91 Days Delinquent                                                                         19.00
Sec. 4.03 Balance of Loans 91 Days Delinquent                                                                 1,791,349.68
Sec. 4.03 Total Number of Loans Delinquent                                                                          160.00
Sec. 4.03 Total Balance Delinquent Loans                                                                     21,674,560.08

Sec. 4.03 Total Number of Loans Delinquent                                                                          160.00
Sec. 4.03 Total Balance of Loans Delinquent                                                                  21,674,560.08
Sec. 4.03 (xii) Outstanding Balance of Sixty Plus Day Delinquent                                             17,261,349.08

Sec. 4.03 Loans in Foreclosure

                Number of Loans in Foreclosure 0 to 29 Days Delinquent                                                1.00
                Balance of Loans in Foreclosure 0 to 29 Days Delinquent                                          57,474.49
                Number of Loans in Foreclosure 30 to 59 Days Delinquent                                               0.00
                Balance of Loans in Foreclosure 30 to 59 Days Delinquent                                              0.00
                Number of Loans in Foreclosure 60 to 89 Days Delinquent                                              12.00
                Balance of Loans in Foreclosure 60 to 89 Days Delinquent                                      1,850,512.30
                Number of Loans in Foreclosure 90+ Days Delinquent                                                   50.00
                Balance of Loans in Foreclosure 90+ Days Delinquent                                           7,884,216.07

           Loans in Foreclosure

           Group 1
                                Principal
           Number               Balance                Percentage
                    63            9,792,202.86                  1.29 %

Sec. 4.03 Loans in Bankruptcy

                Number of Loans in Bankruptcy 0 to 29 Days Delinquent                                                  1.00
                Balance of Loans in Bankruptcy 0 to 29 Days Delinquent                                           104,158.11
                Number of Loans in Bankruptcy 30 to 59 Days Delinquent                                                 1.00
                Balance of Loans in Bankruptcy 30 to 59 Days Delinquent                                          183,947.47
                Number of Loans in Bankruptcy 60 to 89 Days Delinquent                                                 1.00
                Balance of Loans in Bankruptcy 60 to 89 Days Delinquent                                          154,246.00
                Number of Loans in Bankruptcy 90+ Days Delinquent                                                      4.00
                Balance of Loans in Bankruptcy 90+ Days Delinquent                                               311,141.54

          Loans in Bankruptcy

              Group 1
                                   Principal
              Number               Balance                Percentage
                        7              753,493.12                  0.10 %

Sec. 4.03 Loans in REO

              Loans in REO

               Group 1
                                    Principal
               Number               Balance                Percentage
                         2              310,370.41                  0.04 %

Sec. 4.03 REO Book Value                                                                                           310,370.41

Principal Collections
Scheduled Principal                                                                                                429,719.50
Payoffs                                                                                                         25,813,452.37
Curtailments                                                                                                        75,427.19
Liquidation Proceeds                                                                                                     0.00

Sec. 4.03 Prepayment Penalties/Premiums                                                                            535,249.55

Prepayment Rate Calculations
Constant Prepayment Rate (CPR)
                One Month CPR                                                                                     33.217870 %
                Three Month Average CPR                                                                           33.226671 %

Total Constant Prepayment Rate (CPR)
                One Month CPR                                                                                     33.217870 %
                Three Month Average CPR                                                                           33.226671 %
                 Realized Losses

Number of Loans Liquidated                                                                                               0.00
Current Realized Losses Incurred                                                                                         0.00
Net Liquidation Proceeds                                                                                                 0.00
Loss Severity                                                                                                      0.000000 %

Cumulative Number of Loans Liquidated                                                                                    0.00
Cumulative Realized Losses Incurred                                                                                      0.00
Cumulative Net Liquidation Proceeds                                                                                      0.00
Cumulative Loss Percentage Since Cut-Off                                                                           0.000000 %

Note: Losses include Subsequent Adjustments to loans liquidated in Prior Periods

Default Rates
MDR (Monthly Default Rate)
                Current MDR                                                                                        0.000000 %
                3 Month Average MDR                                                                                0.000000 %
                12 Month Average MDR                                                                               0.000000 %
                Cummulative MDR                                                                                    0.000000 %
                Average MDR Since Cut-Off                                                                          0.000000 %

CDR (Conditional Default Rate)
                Current Conditional Default Rate                                                                   0.000000 %
                3 Month Average CDR                                                                                0.000000 %
                12 Month Average CDR                                                                               0.000000 %
                Cummulative CDR                                                                                    0.000000 %
                Average CDR Since Cut-Off                                                                          0.000000 %

Sec. 4.03 Class M1 Unpaid Realized Loss Amount                                                                           0.00
Sec. 4.03 Class M1 Applied Realized Loss Amount                                                                          0.00
Sec. 4.03 Class M2 Unpaid Realized Loss Amount                                                                           0.00
Sec. 4.03 Class M2 Applied Realized Loss Amount                                                                          0.00
Sec. 4.03 Class M3 Unpaid Realized Loss Amount                                                                           0.00
Sec. 4.03 Class M3 Applied Realized Loss Amount                                                                          0.00
Sec. 4.03 Class M4 Unpaid Realized Loss Amount                                                                           0.00
Sec. 4.03 Class M4 Applied Realized Loss Amount                                                                          0.00
Sec. 4.03 Class M5 Unpaid Realized Loss Amount                                                                           0.00
Sec. 4.03 Class M5 Applied Realized Loss Amount                                                                          0.00
Sec. 4.03 Class M6 Unpaid Realized Loss Amount                                                                           0.00
Sec. 4.03 Class M6 Applied Realized Loss Amount                                                                          0.00
Sec. 4.03 Class B1 Unpaid Realized Loss Amount                                                                           0.00
Sec. 4.03 Class B1 Applied Realized Loss Amount                                                                          0.00
Sec. 4.03 Class B2 Unpaid Realized Loss Amount                                                                           0.00
Sec. 4.03 Class B2 Applied Realized Loss Amount                                                                          0.00
Sec. 4.03 Class B3 Unpaid Realized Loss Amount                                                                           0.00
Sec. 4.03 Class B3 Applied Realized Loss Amount                                                                          0.00
Sec. 4.03 Class B4 Unpaid Realized Loss Amount                                                                           0.00
Sec. 4.03 Class B4 Applied Realized Loss Amount                                                                          0.00

Sec. 4.03(xvi) Unpaid Interest
Class A1 Unpaid Interest Shortfall                                                                                       0.00
Class A2 Unpaid Interest Shortfall                                                                                       0.00
Class A3 Unpaid Interest Shortfall                                                                                       0.00
Class A4 Unpaid Interest Shortfall                                                                                       0.00
Class AMZ Unpaid Interest Shortfall                                                                                      0.00
Class M1 Unpaid Interest Shortfall                                                                                       0.00
Class M2 Unpaid Interest Shortfall                                                                                       0.00
Class M3 Unpaid Interest Shortfall                                                                                       0.00
Class M4 Unpaid Interest Shortfall                                                                                       0.00
Class M5 Unpaid Interest Shortfall                                                                                       0.00
Class M6 Unpaid Interest Shortfall                                                                                       0.00
Class B1  Unpaid Interest Shortfall                                                                                      0.00
Class B2  Unpaid Interest Shortfall                                                                                      0.00
Class B3  Unpaid Interest Shortfall                                                                                      0.00
Class B4  Unpaid Interest Shortfall                                                                                      0.00
Class X Unpaid Interest Shortfall                                                                                        0.00

Current Period Relief Act/ Prepayment Interest Shortfalls                                                                0.00

Class A1 Interest Reduction                                                                                              0.00
Class A2 Interest Reduction                                                                                              0.00
Class A3 Interest Reduction                                                                                              0.00
Class A4 Interest Reduction                                                                                              0.00
Class AMZ Interest Reduction                                                                                             0.00
Class M1  Interest Reduction                                                                                             0.00
Class M2 Interest Reduction                                                                                              0.00
Class M3 Interest Reduction                                                                                              0.00
Class M4  Interest Reduction                                                                                             0.00
Class M5 Interest Reduction                                                                                              0.00
Class B1  Interest Reduction                                                                                             0.00
Class M6 Interest Reduction                                                                                              0.00
Class B2  Interest Reduction                                                                                             0.00
Class B3  Interest Reduction                                                                                             0.00
Class B4  Interest Reduction                                                                                             0.00
Class X  Interest Reduction                                                                                              0.00

Sec. 4.03 Has the Trigger Event Occured                                                                                    NO
Sec. 4.03 Has the Sequential Trigger Event Occured                                                                         NO

Sec. 4.03 Cumulative Realized Losses as a Percentage of Original Collateral Balance                                0.000000 %

Sec. 4.03 Available Funds
Available Funds                                                                                                 31,400,336.55
Interest Remittance Amount                                                                                       5,081,737.49
Principal Remittance Amount                                                                                     26,318,599.06

Sec 4.03 Repurchased Principal                                                                                           0.00

Class X Distributable Amount                                                                                     1,973,856.33

Subsequent Recoveries                                                                                                    0.00

Basis Risk Shortfalls
 Class A1 Aggregate Basis Risk Shortfall                                                                            0.00
 Class A2 Aggregate Basis Risk Shortfall                                                                            0.00
 Class A3 Aggregate Basis Risk Shortfall                                                                            0.00
 Class A4 Aggregate Basis Risk Shortfall                                                                            0.00
 Class AMZ Aggregate Basis Risk Shortfall                                                                           0.00
 Class M1 Aggregate Basis Risk Shortfall                                                                            0.00
 Class M2 Aggregate Basis Risk Shortfall                                                                            0.00
 Class M3 Aggregate Basis Risk Shortfall                                                                            0.00
 Class M4 Aggregate Basis Risk Shortfall                                                                            0.00
 Class M5 Aggregate Basis Risk Shortfall                                                                            0.00
 Class M6 Aggregate Basis Risk Shortfall                                                                            0.00
 Class B1 Aggregate Basis Risk Shortfall                                                                            0.00
 Class B2 Aggregate Basis Risk Shortfall                                                                            0.00
 Class B3 Aggregate Basis Risk Shortfall                                                                            0.00
 Class B4 Aggregate Basis Risk Shortfall                                                                            0.00

Basis Risk Shortfalls Repaid this Period
 Class A1 Basis Risk Shortfalls Repaid this Period this Period                                                      0.00
 Class A2 Basis Risk Shortfalls Repaid this Period                                                                  0.00
 Class A3 Basis Risk Shortfalls Repaid this Period                                                                  0.00
 Class A4 Basis Risk Shortfalls Repaid this Period                                                                  0.00
 Class AMZ Basis Risk Shortfalls Repaid this Period                                                                 0.00
 Class M1 Basis Risk Shortfalls Repaid this Period                                                                  0.00
 Class M2 Basis Risk Shortfalls Repaid this Period                                                                  0.00
 Class M3 Basis Risk Shortfalls Repaid this Period                                                                  0.00
 Class M4 Basis Risk Shortfalls Repaid this Period                                                                  0.00
 Class M5 Basis Risk Shortfalls Repaid this Period                                                                  0.00
 Class M6 Basis Risk Shortfalls Repaid this Period                                                                  0.00
 Class B1 Basis Risk Shortfalls Repaid this Period                                                                  0.00
 Class B1 Basis Risk Shortfalls Repaid this Period                                                                  0.00
 Class B3 Basis Risk Shortfalls Repaid this Period                                                                  0.00
 Class B4 Basis Risk Shortfalls Repaid this Period                                                                  0.00

Excess Reserve Fund Account                                                                                         0.00

A2 Interest Rate Cap Payment                                                                                        0.00
M Interest Rate Cap Payment                                                                                         0.00
B Interest Rate Cap Payment                                                                                         0.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.